EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 11, 2016 TO THE PROSPECTUS DATED MAY 1, 2016,

AS SUPPLEMENTED

This Supplement updates information contained in the Prospectus dated May 1, 2016, as supplemented, of EQ Advisors Trust (the “Trust”). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information about the termination of a Sub-Adviser to the EQ/Calvert Socially Responsible Portfolio (“Portfolio”) and the appointment of a new Sub-Adviser to the Portfolio, and corresponding changes to the name, investment strategies and related risks of the Portfolio.

Information Regarding

EQ/Calvert Socially Responsible Portfolio

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Effective on or about December 9, 2016, the sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and Calvert Investment Management, Inc. (“Calvert”) with respect to the Portfolio will terminate. Effective on or about December 9, 2016, the Manager will enter into a new sub-advisory agreement with BlackRock Investment Management, LLC (“BlackRock” or the “Sub-Adviser”) with respect to the Portfolio.

In connection with this change, effective on or about December 9, 2016, the name of the Portfolio will change to “1290 VT Socially Responsible Portfolio.” As of that date, all references to EQ/Calvert Socially Responsible Portfolio are deleted and replaced with “1290 VT Socially Responsible Portfolio.”

Effective on or about December 9, 2016, all references to Calvert in relation to the Portfolio are deleted.

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Effective on or about December 9, 2016, the section of the Prospectus entitled “About the Investment Portfolios – EQ/Calvert Socially Responsible Portfolio – Investments, Risks, and Performance” is deleted in its entirety and replaced with the following information:

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: The Portfolio seeks to track the investment results of the MSCI KLD 400 Social Index (the “Underlying Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. As of March 31, 2016, the Underlying Index consisted of 399 companies identified by MSCI Inc. (the “Index Provider” or “MSCI”) from the universe of companies included in the MSCI USA IMI Index, which targets 99% of the market coverage of stocks that are listed for trading on the New York Stock Exchange (“NYSE”), NASDAQ Stock Market and the American Stock Exchange. MSCI analyzes each eligible company’s ESG performance using proprietary ratings covering ESG criteria. Companies that MSCI determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, gambling, civilian firearms, nuclear power, military weapons, adult entertainment and genetically modified organisms.

The Underlying Index may include large-, mid- or small-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, healthcare and information technology companies. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.

The Sub-Adviser uses a “passive” or indexing approach to try to achieve the Portfolio’s investment objective. Unlike many investment companies, the Portfolio does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

The Sub-Adviser may use a representative sampling indexing strategy to manage the Portfolio. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Portfolio may or may not hold all of the securities in the Underlying Index.

The Portfolio generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Portfolio may invest the remainder of its assets in certain futures, options and swap contracts, cash and cash equivalents, including shares of money market funds, including affiliated money market funds, as well as in securities not included in the Underlying Index, but which the Sub-Adviser believes will help the Portfolio track the Underlying Index. The Portfolio seeks to track the investment results of the Underlying Index before fees and expenses of the Portfolio.

The Portfolio may also lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Portfolio. Performance may be affected by one or more of the following risks.

Derivatives Risk: The Portfolio’s investments in derivatives may rise or fall in value more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly or at all with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, interest rate risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, disrupt markets, or otherwise adversely affect their value or performance.

Equity Risk: In general, stocks and other equity security values fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Index Strategy Risk: A Portfolio that employs an index strategy generally invests in the securities included in the relevant index or a representative sample of such securities regardless of market trends. The Portfolio generally will not modify its index strategy to respond to changes in the economy, which means that it may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track its benchmark index, the

Portfolio may not invest in all of the securities in the index. Also, the Portfolio’s fees and expenses will reduce the Portfolio’s returns, unlike those of the benchmark index. Cash flow into and out of the Portfolio, portfolio transaction costs, changes in the securities that comprise the index, and the Portfolio’s valuation procedures also may affect the Portfolio’s performance. Therefore, there can be no assurance that the performance of the index strategy will match that of the benchmark index.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk: The Portfolio’s investments in mid-cap companies may involve greater risks than investments in larger, more established issuers because mid-cap companies generally are more vulnerable than larger companies to adverse business or economic developments. Such companies generally have narrower product lines, more limited financial and management resources and more limited markets for their stock as compared with larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the Portfolio may experience difficulty in purchasing or selling such securities at the desired time and price or in the desired amount.

Responsible Investing Risk: Investing primarily in responsible investments carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not utilize a responsible investment strategy. The application of the ESG screening process may affect the Portfolio’s exposure to certain sectors or types of investments and may impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company’s ESG performance or Sub-Adviser’s assessment of a company’s ESG performance may change over time, which could cause the Portfolio to temporarily hold securities that do not comply with the Portfolio’s responsible investment principles. In evaluating a company, the Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance. Successful application of the Portfolio’s responsible investment strategy will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG issues.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities, however, the Portfolio’s securities lending agent may indemnify the Portfolio against that risk. The Portfolio will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Portfolio may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years through December 31, 2015 compared to the returns of a broad-based securities market index. The additional broad-based securities market index shows how the Portfolio’s performance compared with the returns of the other asset classes in which the Portfolio may invest. Past performance is not an indication of future performance. Prior to August 1, 2011, this Portfolio consisted entirely of an actively managed portfolio of equity securities. Performance information for the periods prior to December 9, 2016 is that of the Portfolio when it engaged a different Sub-Adviser and tracked a different underlying index under the name “EQ/Calvert Socially Responsible Portfolio.” Effective December 9, 2016, the Portfolio’s benchmark index against which the Portfolio measures its performance, the Calvert U.S. Large Cap Core Responsible Index, was replaced with the MSCI KLD 400 Social Index. The Manager believes the MSCI KLD 400 Social Index is more relevant to the Portfolio’s investment strategies.

The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)
15.88% (2012 1st Quarter)	–25.45% (2008 4th Quarter)

Average Annual Total Returns
	One Year	Five Years	Ten Years
1290 VT Socially Responsible Portfolio – Class IA Shares	0.47%	12.46%	5.66%
1290 VT Socially Responsible Portfolio – Class IB Shares	0.49%	12.42%	5.51%
MSCI KLD 400 Social Index (reflects no deduction for fees, expenses, or taxes)	0.94%	12.26%	N/A
Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.67%	13.53%	8.53%
Calvert U.S. Large Cap Core Responsible Index (reflects no deduction for fees, expenses, or taxes)	1.44%	13.31%	7.49%

Effective on or about December 9, 2016, the section of the Prospectus entitled “About the Investment Portfolios – EQ/Calvert Socially Responsible Portfolio – Who Manages the Portfolio – Sub-Adviser” is deleted in its entirety and replaced with the following information:

Sub-Adviser: BlackRock Investment Management, LLC (“BlackRock”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:

Name	Title	Date Began Managing the Portfolio
Alan Mason	Managing Director of BlackRock	December 2016
Greg Savage	Managing Director and Portfolio Manager of BlackRock	December 2016
Jennifer Hsui, CFA	Managing Director of BlackRock	December 2016
Creighton Jue, CFA	Managing Director of BlackRock	December 2016
Rachel M. Aguirre	Director of BlackRock	December 2016

Effective on or about December 9, 2016, the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers- Calvert Investment Management, Inc.” is deleted in its entirety.

Effective on or about December 9, 2016, the section of the Prospectus entitled “Management of the Trust – The Sub-Advisers – BlackRock Investment Management, LLC” is supplemented to include the following information:

BlackRock Investment Management, LLC, serves as Sub-Adviser to the 1290 VT Socially Responsible Portfolio. Alan Mason, Greg Savage, Jennifer Hsui, CFA, Creighton Jue, CFA and Rachel M. Aguirre serve as portfolio managers to the 1290 VT Socially Responsible Portfolio.

Jennifer Hsui, CFA, Managing Director of BlackRock, Inc. since 2011;

Director of BlackRock, Inc. from 2009 to 2011; Principal of BGI from 2006 to 2009.